UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 19, 2017

Southside Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-12247	75-1848732
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1201 S. Beckham
Tyler, TX 75701
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (903) 531-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 19, 2017, the Board of Directors (the “Board”) of Southside Bancshares, Inc. (the “Company”) appointed Brian K. McCabe to serve as Senior Executive Vice President and Chief Operating Officer of the Company.

Mr. McCabe, 56, previously served as Executive Vice President of the Company since 2014. He served as an Executive Vice President and Chief Information Officer of Southside Bank from 2016 to 2017. He is also an advisory director of Southside Bank. He joined Southside Bank in 1983, and since that time has managed different operational and electronic banking areas. Mr. McCabe is a graduate of Stephen F. Austin State University, with a degree in Business Data Processing and minor in finance, and the Southwest Graduate School of Banking. He currently serves on the Board of East Texas Lighthouse for the Blind.  Mr. McCabe has previously served on the Board of Directors of the Tyler Area Chamber of Commerce, United Way of Smith County and Smith County American Red Cross.

In connection with Mr. McCabe’s appointment as Senior Executive Vice President and Chief Operating Officer of the Company, Mr. McCabe’s annual salary was increased by $25,000.

There are no familial relationships between Mr. McCabe and any director or executive officer of the Company. In addition, there are no arrangements between Mr. McCabe and any other person pursuant to which Mr. McCabe was selected as an officer. Finally, Mr. McCabe has not engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Also on June 19, 2017, the Board appointed Julie N. Shamburger to serve as Senior Executive Vice President and Chief Financial Officer of the Company, having previously served as Executive Vice President and Chief Financial Officer. Ms. Shamburger also continues to serve as Senior Executive Vice President and Chief Financial Officer of Southside Bank. The Board also appointed Tim Alexander to serve as Chief Lending Officer of the Company. Mr. Alexander continues to serve as Chief Lending Officer of Southside Bank.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Southside Bancshares, Inc.

Date:	June 21, 2017	By:	/s/ Julie N. Shamburger
Julie N. Shamburger, Senior Executive Vice President and
Chief Financial Officer